                                                                   EXHIBIT 10.33



                      DEMAND REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                               MCA FINANCIAL CORP.

                                       AND

                            BOARD OF TRUSTEES OF THE
                      POLICEMEN & FIREMEN RETIREMENT SYSTEM
                             OF THE CITY OF DETROIT

                                Table of Contents

                                                                                                    Page
                                                                                                    ----
1.   Certain Definitions.............................................................................1
     (a)      "Additional Warrant Stock".............................................................1
     (b)      "Agreement"............................................................................1
     (c)      "Commission"...........................................................................1
     (d)      "Exchange Act".........................................................................1
     (e)      "Fund".................................................................................2
     (f)      "Indemnified Party"....................................................................2
     (g)      "Indemnifying Party"...................................................................2
     (h)      "MCAF".................................................................................2
     (i)      "Option"...............................................................................2
     (j)      "Option Stock".........................................................................2
     (k)      "Other Shareholders"...................................................................2
     (l)      "Public Offering"......................................................................2
     (m)      The terms "register", "registered" and "registration"..................................2
     (n)      "Registration Expenses"................................................................2
     (o)      "Securities Act".......................................................................2
     (p)      "Selling Expenses".....................................................................2
     (q)      "Shares"...............................................................................2
     (r)      "Stock"................................................................................3
     (s)      "Umbrella Agreement"...................................................................3
     (t)      "Warrant"..............................................................................3
     (u)      "Warrant Stock"........................................................................3

2.   Requested Registration..........................................................................3
     (a)      Request for Registration...............................................................3
     (b)      Underwriting...........................................................................4
     (c)      Exchange Act Registration and Form S-3.................................................5
     (d)      Rule 144 Sales Without Restriction.....................................................5
     (e)      Withdrawal.............................................................................5

3.   Expenses of Registration........................................................................5

4.   Registration Procedures.........................................................................5

5.   Indemnification.................................................................................7
     (a)      By MCAF................................................................................7
     (b)      By the Fund............................................................................7
     (c)      Procedures.............................................................................8
     (d)      From Other Shareholders................................................................9

6.   Information From the Fund.......................................................................9

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

7.   Rule 144 Reporting..............................................................................9

8.   Transfer or Assignment of Registration Rights...................................................9

9.   Limitations on Subsequent Rights...............................................................10

10.  "Market Stand-Off" Agreement...................................................................10

11.  Miscellaneous..................................................................................10
     (a)      Governing Law.........................................................................10
     (b)      Remedies..............................................................................10
     (c)      Amendments and Waivers................................................................10
     (d)      Successors and Assigns................................................................10
     (e)      Advance of Legal Fees.................................................................10
     (f)      Notices...............................................................................11
     (g)      Entire Agreement......................................................................12
     (h)      Captions..............................................................................13
     (i)      Counterparts..........................................................................13

                               MCA FINANCIAL CORP.
                      DEMAND REGISTRATION RIGHTS AGREEMENT


                  This Agreement is made as of March 6, 1998, between MCA FINANCIAL CORP., a Michigan corporation ("MCAF"), and the BOARD OF TRUSTEES OF THE POLICEMEN & FIREMEN RETIREMENT SYSTEM OF THE CITY OF DETROIT (the "Fund").

                  The facts underlying this Agreement are as follows:

                  A. MCAF has issued to the Fund an option (the "Option") to acquire MCAF common stock ("Option Stock") pursuant to a Credit Enhancement Umbrella Agreement dated as of April 30, 1993, as amended and restated as of June 30, 1997, and as further amended as of March 6, 1998 (the "Umbrella Agreement").

                  B. MCAF and the Fund are parties to a Stock Purchase Agreement dated July 18, 1996, as amended as of March 6, 1998, pursuant to which the Fund acquired MCAF common stock and may in the future be issued additional MCAF common stock as a consequence of anti-dilution protection (collectively, the "Stock").

                  C. MCAF is issuing to the Fund on March 6, 1998, a warrant (the "Warrant") convertible into MCAF common stock (the "Warrant Stock"), which Warrant and a Warrant Put Agreement between MCAF and the Fund dated March 6, 1998 may in the future require MCAF to issue additional common stock as a consequence of anti-dilution protection (the "Additional Warrant Stock").

                  D. The parties in connection with certain of the above-referenced transactions and other related transactions have agreed to enter into this Agreement.

                  NOW, THEREFORE, the parties agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                           (a)      "Additional Warrant Stock" shall have the
meaning set forth in the preamble.

                           (b)      "Agreement" shall mean this MCA Financial
Corp. Demand Registration Rights Agreement.

                           (c)      "Commission" shall mean the Securities and
Exchange Commission or any other federal agency at the time administering the Securities Act.

                           (d)      "Exchange Act" shall mean the Securities
Exchange Act of 1934, as the same has been or shall be amended.

                           (e)      "Fund" shall mean the Board of Trustees of
the Policemen & Firemen Retirement System of the City of Detroit.

                           (f)      "Indemnified Party" shall mean a party
entitled to indemnification under Section 5 of this Agreement.

                           (g)      "Indemnifying Party" shall mean the party
required to provide indemnification under Section 5 of this Agreement.

                           (h)      "MCAF" shall mean MCA Financial Corp., a
Michigan corporation.

                           (i)      "Option" shall have the meaning set forth in
the preamble.

                           (j)      "Option Stock" shall have the meaning set
forth in the preamble.

                           (k)      "Other Shareholders" shall mean,
collectively, holders (including officers and directors of MCAF or MCA Mortgage Corporation or Mortgage Corporation of America) of MCAF common stock who are entitled, by contract with MCAF, to have their common stock included in a registration of MCAF securities.

                           (l)      "Public Offering" shall have the meaning set
forth in the Umbrella Agreement.

                           (m)      The terms "register", "registered" and
"registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                           (n)      "Registration Expenses" shall mean all
expenses incurred by MCAF in compliance with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for MCAF, blue sky fees and expenses, the fees and disbursements of counsel to the Fund in connection with the registration of the Shares and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of MCAF, which shall be paid in any event by MCAF).

                           (o)      "Securities Act" shall mean the Securities
Act of 1933, as the same has been or shall be amended.

                           (p)      "Selling Expenses" shall mean all
underwriting discounts and selling commissions applicable to the sale of securities registered.

                           (q)      "Shares" shall mean (i) the Option Stock;
(ii) the Stock; (iii) the Warrant Stock; (iv) the Additional Warrant Stock;
(v) shares of stock issued with respect to or in exchange for or in replacement of the securities included in clauses (i) through (iv); and (vi) shares of stock issued in respect of the stock referred to in clauses (i) through (v) as a result of a stock split, stock dividend or the like. Shares shall exclude stock sold to the public pursuant to a registration statement under the Securities Act or Rule 144 promulgated under the Securities Act.

                           (r)      "Stock" shall have the meaning set forth in
the preamble.

                           (s)      "Umbrella Agreement" shall have the meaning
set forth in the preamble.

                           (t)      "Warrant" shall have the meaning set forth
in the preamble.

                           (u)      "Warrant Stock" shall have the meaning set
forth in the preamble.

                  2.       Requested Registration.

                           (a)      Request for Registration.  If MCAF shall
receive from the Fund, at any time subsequent to the nine month anniversary of the effective date of the registration statement for the Public Offering, a written request that MCAF effect any registration with respect to all or a part of the Shares, MCAF will as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Shares; however, MCAF shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

                                    (i)     In any particular jurisdiction in
which MCAF would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless MCAF is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

                                    (ii)    After MCAF has effected one such
registration pursuant to this Section 2(a) and such registration has been declared or ordered effective; or

                                    (iii)   If prior to the receipt by MCAF of
the request from the Fund, MCAF has given written notice to the Fund of MCAF's intent to register in a proposed public offering MCAF Common Stock for MCAF's own account under the Securities Act (other than a registration relating solely to employee benefit plans), then, provided thereafter MCAF files the registration statement with the Commission within 90 days after MCAF has given notice to the Fund of its intent to register and provided the offering is declared or becomes effective within 60 days after the initial filing of the registration statement with the Commission, then either (A) if all Shares are registered and sold in that public offering as a consequence of the Fund's piggyback registration rights, then the Fund's rights under this Agreement shall be extinguished, or (B) if all Shares are not registered and sold in that public offering, the Fund may not make its request under this Section 2, prior to the earlier of (1) one hundred fifty (150) days after the date MCAF sent out the first notice to the Fund of intent to register (provided the registration statement has not become effective) or (2) six months after the effective date of the registration statement. MCAF may not give any written notice of intent to register as provided in this subparagraph (iii) prior to twelve months after it has previously given any such notice; or

                                    (iv)    MCAF may delay filing a registration
statement for a period of not more than ninety (90) days after the date of receipt of the request from the Fund if a majority of the Directors then comprising MCAF's Board of Directors (including a majority of the independent Directors) determine that compelling corporate requirements necessitate the postponement.

Subject to the foregoing subparagraphs (i), (ii), (iii) and (iv), MCAF shall file a registration statement covering the Shares so requested to be registered as soon as practicable after receipt of the request of the Fund.

                           The registration statement filed pursuant to the
request of the Fund may, subject to the provisions of Section 2(b) below and if the Fund so agrees in the exercise of its absolute discretion, include MCAF Common Stock being sold by the Company for its own account and MCAF Common Stock held by Other Shareholders.

                           (b)      Underwriting.  If the Fund intends to
distribute the Shares covered by its request by means of an underwriting, it shall so advise MCAF as a part of its request made pursuant to Section 2(a). The lead underwriter shall be chosen by the Fund, which underwriter shall be acceptable to MCAF in the exercise of its reasonable judgment.

                           If MCAF wishes to include in the underwritten
registration requested by the Fund MCAF Common Stock to be sold for the account of MCAF and if the Fund has consented to such inclusion, MCAF shall notify the Fund in writing within thirty (30) days after MCAF has received the Fund's initial registration request of the number of shares MCAF wishes to include in the registration. If any Other Shareholders request inclusion of their MCAF Common Stock in the underwritten offering in a written notice received by the Fund within thirty (30) days after MCAF has received the initial registration request from the Fund and if the Fund has consented to such inclusion, MCAF shall, on behalf of the Fund, offer to include the securities of Other Shareholders in the underwriting and shall condition such offer on their acceptance of the further applicable provisions of this Agreement. MCAF shall (together with the Fund and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Fund and reasonably acceptable to MCAF. Notwithstanding any other provision of this Section 2, if the underwriter advises the Fund in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of MCAF held by Other Shareholders shall be excluded from such registration to the extent so required by such limitation in proportion, as nearly as practicable to the respective amounts of securities which each such Other Shareholder has a contractual right to be included; and, if a limitation of the number of shares is still required, the number of shares of MCAF Common Stock which MCAF has requested to be included in the registration and underwriting shall be reduced or eliminated, as required. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to MCAF, the underwriter and the Fund. The securities so withdrawn shall also be withdrawn from registration.

                           If the Shares being registered pursuant to this
Section 2 are not to be distributed by means of an underwriting, then the Fund will, to the extent required by law, conduct the offering of the Shares in accordance with applicable law.

                           (c)      Exchange Act Registration and Form S-3.  At
the time MCAF initially registers its Common Stock under the Securities
Act, MCAF shall within thirty days of the effectiveness of such registration register its Common Stock under Section 12 of the Exchange Act and use its best efforts to maintain that Exchange Act registration. After MCAF has qualified for the use of Form S-3, then (i) MCAF shall use Form S-3 for any registration requested by the Fund pursuant to Section 2(a); and (ii) paragraph (ii) of
Section 2(a) shall not be applicable.

                           (d)      Rule 144 Sales Without Restriction.  If MCAF
delivers to the Fund within twenty (20) days after the initial request of the Fund for registration pursuant to Section 2(a) an opinion (reasonably acceptable to the Fund and its counsel) of outside counsel qualified in Federal securities law issues that all Shares can be sold or disposed of in a single public transaction without registration under the Securities Act and that the resale of such securities to any purchaser does not require registration under the Securities Act and if MCAF agrees to remove all restrictive legends on the certificates evidencing the Shares, the Fund shall not be entitled to the registration right set forth in Section 2(a). MCAF agrees to indemnify the Fund against and to hold it harmless from all damages, losses and liabilities (including liability for rescission), costs and expenses (including reasonable attorneys' fees) based upon or arising out of the failure to comply with Section 5 of the Securities Act as a consequence of the Fund proceeding in accordance with such outside counsel's opinion.

                           (e)      Withdrawal.  The Fund may withdraw a
registration request prior to the effective date of the registration statement if a material adverse change has occurred in the condition, business or prospects of MCAF and its subsidiaries from that known to the Fund at the time of its initial request pursuant to Section 2(a).

                  3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by MCAF, and all Selling Expenses shall be borne by the holders of the securities so registered (including the Fund, Other Shareholders and MCAF, to the extent securities are offered for its account) pro rata on the basis of the gross sales proceeds received by each in the offering.

                  4. Registration Procedures. In the case of any registration effected by MCAF pursuant to this Agreement, MCAF will keep the Fund advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, MCAF will:

                           (a)      except for offerings pursuant to Rule 415 or
successors thereto under the Securities Act, keep such registration effective for a period of one hundred twenty (120) days or until the Fund has completed the distribution described in the registration statement relating thereto, whichever first occurs;

                           (b)      furnish such number of prospectuses
(including preliminary prospectuses conforming to the requirements of the Securities Act and rules and regulations thereunder) and other documents incident thereto as the Fund from time to time may reasonably request;

                           (c)      to the extent requested, furnish to the
underwriter, in an underwritten offering, or to the Fund, in a non-underwritten offering, (i) a signed opinion of MCAF's counsel, and (ii) "comfort" letters signed by MCAF's independent public accountants who have examined and reported on MCAF's financial statements included in the registration statement, to the extent permitted by the American Institute of Certified Public Accountants, covering the same matters with respect to the registration statement (and prospectus included therein) and with respect to the events subsequent to the date of the financial statements, as are customarily covered in opinions of counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

                           (d)      notify the Fund, at any time when a
prospectus relating to Shares covered by a registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing;

                           (e)      in connection with any underwritten
offering, enter into any underwriting and other agreements reasonably necessary to effect the offer and sale of the Shares and any other securities being registered, provided any such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions;

                           (f)      make available for inspection during
business hours on reasonable advance notice by the Fund, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other professional retained by the Fund, or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of MCAF (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause MCAF's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which MCAF determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; and

                           (g)      notify the Fund and the managing
underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (i) when the registration statement, the prospectus or any prospectus supplement or post-effective amendment, has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and MCAF shall promptly use its best efforts to prevent the issuance of any stop order or to obtain a withdrawal of such stop order should the order be issued, and (iii) of the receipt by MCAF of any notification with respect to the suspension of the qualification or exemption from qualification of a registration statement of any of the Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

                  5.       Indemnification.

                           (a)      By MCAF.  MCAF will indemnify the Fund and
its officers, directors, trustees, members and agents, and each underwriter, if any, and each person who controls any underwriter of the Shares, against all claims, expenses, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by MCAF of the Securities Act, any state securities law or any rule or regulation thereunder applicable to MCAF or relating to action or inaction required of MCAF in connection with any such registration, qualification or compliance, and will reimburse the Fund, each of its officers, directors, trustees, members and agents, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling (except as provided below) any such claim, loss, damage, liability or action, except to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission made in reliance on and in conformity with written information furnished to MCAF by the Fund or underwriter and expressly for use therein, or (ii) any failure of the Fund or an underwriter to deliver timely a copy of a final prospectus; provided, that MCAF shall have no obligation to indemnify any underwriter or controlling person thereof if (i) the person asserting the claim with respect to which indemnification is sought acquired the securities on which such claim is based from such underwriter, (ii) the claim is based on an alleged untrue statement or material omission made in connection with such sale and (iii) the underwriter failed to send or deliver to the claimant, at or prior to the time that written confirmation of the sale was sent or delivered, a copy of a prospectus (as same may have been amended or supplemented), if any then existed, which corrected such alleged misstatement or omission.

                           (b)      By the Fund. The Fund will indemnify (i)
MCAF, each of its directors, officers and agents and each underwriter, if any, of MCAF's securities covered by such a registration statement, (ii) each person who controls MCAF or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, and
(iii) each Other Shareholder (who is not the Indemnifying party) and each of their officers, directors and partners, and each person controlling such Other Shareholder, against all claims, expenses, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, defending or settling (except as provided below) any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to MCAF by the Fund expressly for use therein; provided, however, the obligations of the Fund hereunder shall be limited to an amount equal to the proceeds received by the Fund from the securities sold in such registration; provided further, that the Fund shall have no obligation to indemnify any underwriter or controlling person thereof if (i) the person asserting the claim with respect to which indemnification is sought acquired the securities on which such claim is based from such underwriter, (ii) the claim is based on an alleged untrue statement or material omission made in connection with such sale, and (iii) the underwriter failed to send or deliver to the claimant, at or prior to the time that written confirmation of the sale was sent or delivered, a copy of a prospectus (as same may have been amended or supplemented), if any then existed, which corrected such alleged misstatement or omission.

                           (c)      Procedures.  Each Indemnified Party shall
give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 except to the extent the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially prejudiced or damaged in its ability to defend such claim as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall settle any claim, action or proceeding with respect to which indemnification is sought without the written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                           (d)      From Other Shareholders.  MCAF agrees that,
to the extent that it shall grant to any Other Shareholders the right to have MCAF securities held by them included in any registration of MCAF securities, or to require MCAF to register their securities, it shall require as a condition to such grant that such Other Shareholders agree to indemnify MCAF and the Fund with respect to any registration of their securities on terms substantially identical to that provided by the Fund hereunder.

                  6. Information From the Fund. The Fund shall furnish to MCAF such information regarding the Fund, the Shares and the distribution proposed by the Fund as MCAF may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, MCAF agrees to:

                           (a)      make and keep public information available,
as those terms are understood and defined in Rule 144 under the Securities
Act, at all times from and after ten (10) days following the effective date of the first registration statement under the Securities Act filed by MCAF for an offering of its securities to the public;

                           (b)      file with the Commission in a timely manner
all reports and other documents required of MCAF under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                           (c)      furnish the Fund upon request (i) a written
statement as to the status of its compliance during the previous 12 months with the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, and (ii) copies of the most recent annual report on Form 10-K and quarterly report on Form 10-Q and such other documents and reports filed by MCAF as the Fund may request for the purpose of enabling it to utilize available rules or regulation permitting the sale, disposition or transfer of the Shares without registration under applicable securities laws.

                  8. Transfer or Assignment of Registration Rights. The right to cause MCAF to register Shares granted under Section 2 and the other rights granted the Fund hereunder may be transferred or assigned by the Fund to one or more transferees or assignees of the Shares, provided that MCAF is given written notice by the Fund at the time of or within a reasonable time after said transfer or assignment, stating the name and address of each transferee or assignee and identifying the number of Shares with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Fund under this Agreement. Notwithstanding the foregoing, MCAF shall have no obligation to recognize any assignment of Shares by the Fund, nor to cause Shares to be transferred on its books or records, unless such transfer is made in accordance with the registration or qualification requirements of the Securities Act and all applicable blue sky or other state securities laws or pursuant to available exemptions therefrom (as evidenced by an opinion of counsel satisfactory in form and substance to counsel for MCAF).

                  9. Limitations on Subsequent Rights. From and after the date hereof, MCAF shall not, without the prior written consent of the Fund, grant to any other person any demand or piggyback registration right if (a) such right would give the holder thereof a preferential right, when compared to the rights of the Fund hereunder, to have MCAF securities included in a registration statement, or (b) compliance therewith would conflict with the provisions hereof. MCAF represents and warrants to the Fund that it has not prior to the date of this Agreement granted or agreed to grant to any person any rights which conflict with the provisions of this Agreement or MCAF's obligations hereunder.

                  10. "Market Stand-Off" Agreement. The Fund agrees, if requested by MCAF and an underwriter of common stock (or other securities) of MCAF, not to sell or otherwise transfer or dispose of any Shares (or other securities) of MCAF held by it during the ninety (90) day period following the effective date of the registration statement for the Public Offering, or such longer period (not to exceed 270 days from the effective date) to which holders of not less than 2/3 of the shares of MCAF common stock outstanding immediately prior to such effective date (including but not limited to all directors and executive officers of MCAF, MCA or FAMA and all holders of 5% or more of the shares outstanding prior to the Public Offering) have agreed.

                  11.      Miscellaneous.

                           (a)      Governing Law.  This Agreement shall be
governed, and the rights and liabilities of the parties hereto determined in all respects, by the internal laws of the State of Michigan without reference to choice of law provisions.

                           (b)      Remedies.  Any person having rights under
any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                           (c)      Amendments and Waivers.  Except as otherwise
provided herein, the provisions of this Agreement may be amended only by written agreement signed by the party against whom enforcement thereof is sought. Absent such written agreement, MCAF may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if MCAF has obtained the written consent or waiver of the Fund.

                           (d)      Successors and Assigns.  All covenants and
agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. MCAF may not assign its rights or obligations hereunder without the prior written consent of the Fund.

                           (e)      Advance of Legal Fees.  If the Fund was or
is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative or investigative (including but not limited to any action by or in the right of MCAF) with respect to the recovery of any profit or alleged profit from any purchases and sales of MCAF securities (which term includes the Option, the Option Stock, the Stock, the Warrant, the Warrants Stock and the Additional Warrant Stock and rights and obligations related thereto in agreements between MCAF and the Fund) which can be matched under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, MCAF shall advance to the Fund, if requested by the Fund, expenses (including attorneys' fees) incurred by the Fund in defending any such action, suit or proceeding, provided the Fund agrees in writing to repay such amount advanced with interest if either it shall ultimately be determined by a final, nonappealable court judgment that the Fund must repay to MCAF any of such profit the Fund realized or if the Fund enters into a settlement which requires the Fund to repay to MCAF any of such profit the Fund realized.

                           (f)      Notices.  Except as otherwise provided
herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable or creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (ii) three (3) days after it shall have been mailed by United States mail, first class, certified or registered, return receipt requested, with postage prepaid, or (iii) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                           If to the Fund:

                              Board of Trustees of the Policemen & Firemen
                              Retirement System of the City of Detroit
                              908 City-County Building
                              Detroit, MI  48226
                              Attn: Nicholas Degel, Assistant
                                    Administrative Supervisor
                              Telecopier:  313-224-3522

                           with a copy to:

                              Ronald Zajac, Esq.
                              243 W. Congress, Suite 480
                              Detroit, MI  48226
                              Telecopier:  313-961-6559

                           with a copy to:

                              Plante & Moran
                              27400 Northwestern Highway
                              Southfield, MI  48034-0307
                              Attn:  Jon A. Woods or Larry Cooley
                              Telecopier:  313-352-0018
                         with a copy to:

                             Pepper Hamilton LLP
                             100 Renaissance Center, 36th Floor
                             Detroit, MI  48243-1157
                             Attn:  Hugh D. Camitta, Esq.
                             Telecopier:  313-259-7926

                         with a copy to:

                             Couzens, Lansky, Fealk, Ellis, Roeder & Lazar, P.C. 33533 W. Twelve Mile Road, Suite 150
                             Farmington Hills, MI  48333-9057
                             Attn:  Donald A. Wagner, Esq.
                             Telecopier:  248-487-4156

                         If to MCAF:

                             MCA Financial Corp.
                             23999 Northwestern Highway, Suite 230
                             Southfield, MI  48075
                             Attn:  Lee Wells, President
                             Telecopier:  248-358-7507

                         with a copy to:

                             Butzel Long
                             150 W. Jefferson, Suite 900
                             Detroit, MI  48226-4430
                             Attn:  Justin G. Klimko, Esq.
                             Telecopier:  313-225-7080

or to such other address as each party may designate for itself by like notice.

                         (g)      Entire Agreement.  This Agreement represents
the entire agreement of the parties hereto and supersedes all prior oral or written agreements, negotiations, understandings or arrangements related to the subject matter hereof; however, nothing in this Agreement supersedes, replace or amends the agreements of the parties with respect to piggyback registration and related rights, except that, to the extent the Fund has piggyback registration rights which would otherwise be applicable to the demand registration filed pursuant to this Agreement, those piggyback rights shall not be applicable to the demand registration filed pursuant to this Agreement and instead shall be applicable to subsequent registrations.

                           (h)      Captions.  The captions contained in this
Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                           (i)      Counterparts.  This Agreement may be
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                      MCA FINANCIAL CORP.,
                                      a Michigan corporation

                                      By:____________________________________

                                      Its:___________________________________


                                      BOARD OF TRUSTEES OF THE
                                      POLICEMEN & FIREMEN RETIREMENT
                                      SYSTEM OF THE CITY OF DETROIT

                                      By:____________________________________

                                      Its:___________________________________


                                      By:____________________________________

                                      Its:___________________________________